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Exhibit 10.8.6

FIRST AMENDMENT TO THE
BALLANTYNE OF OMAHA, INC.
2001 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

        The Ballantyne of Omaha, Inc. 2001 Non-Employee Directors' Stock Option Plan is hereby amended as follows:

  1.
  Section 2(1) is hereby amended by adding thereto the following sentence:

    "A Chairman of the Board who is not an employee of the Company shall not be considered an Officer."

  2.
  All other terms, conditions and provisions of said Plan shall remain the same.

        DATED as of the 12th day of December, 2001.

BALLANTYNE OF OMAHA, INC.
By:	/s/ JOHN WILMERS John Wilmers, President
Attest:	/s/ BRAD FRENCH Brad French, Secretary

        I hereby certify that the above amendment to the Ballantyne of Omaha, Inc. 2001 Non-Employee Directors' Stock Option Plan was approved by the Board of Directors of the corporation at a meeting of the Board held on the 12th day of December, 2001.

        DATED at Omaha, Nebraska, this 12th day of December, 2001.

/s/ BRAD FRENCH Brad French, Secretary

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  Exhibit 10.8.6
FIRST AMENDMENT TO THE BALLANTYNE OF OMAHA, INC. 2001 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN